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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D(including amendments thereto) with respect to the common stock, par value $0.01 per share, of eLoyalty Corporation, a Delaware corporation, and that this Agreement may be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 28th day of December, 2001.

                              TCV IV, L.P.

                              By:  Technology Crossover Management IV, L.L.C.
                              Its: General Partner

                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              Its: Attorney in Fact


                              TCV IV STRATEGIC PARTNERS, L.P.

                              By:  Technology Crossover Management IV, L.L.C.
                              Its: General Partner

                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              Its: Attorney in Fact


                              TECHNOLOGY CROSSOVER
                              MANAGEMENT IV, L.L.C.

                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              Its: Attorney in Fact


                              TCV III (GP)

                              By:  Technology Crossover Management III, L.L.C.
                              Its: General Partner

                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              Its: Attorney in Fact


                              TCV III, L.P.

                              By:  Technology Crossover Management III, L.L.C.
                              Its: General Partner


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                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              Its: Attorney in Fact


                              TCV III STRATEGIC PARTNERS, L.P.

                              By:  Technology Crossover Management III, L.L.C.
                              Its: General Partner

                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              Its: Attorney in Fact


                              TCV III (Q), L.P.

                              By:  Technology Crossover Management III, L.L.C.
                              Its: General Partner

                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              Its: Attorney in Fact


                              TECHNOLOGY CROSSOVER
                              MANAGEMENT III, L.L.C.

                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              Its: Attorney in Fact


                              JAY C. HOAG

                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              His: Authorized Signatory


                              RICHARD H. KIMBALL

                              By: /s/ Carla S. Newell
                                  ----------------------------------------------
                              Name: Carla S. Newell
                              His: Authorized Signatory